UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
April 21, 2025

Bakkt Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39544	98-1550750
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10000 Avalon Boulevard, Suite 1000, Alpharetta, Georgia	30009
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (678) 534-5849

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BKKT	The New York Stock Exchange
Warrants to purchase Class A Common Stock	BKKT WS	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in a Current Report on Form 8-K filed by Bakkt Holdings, Inc. (the “Company”) with the Securities and Exchange Commission on March 20, 2025 (the “Prior Form 8-K”), and pursuant to the Employment Agreement, dated as of March 19, 2025, by and between the Company and Akshay Naheta (the “Naheta Employment Agreement”), Mr. Naheta is entitled to certain equity-based awards as a material inducement to his appointment as Co-Chief Executive Officer of the Company. On April 21, 2025, the Compensation Committee of the Board of Directors of the Company (the “Compensation Committee”) approved the following equity-based grants for Mr. Naheta: (1) 1,607,717 performance-based restricted stock units (the “PSUs”) and (2) 11,426 service-based restricted stock units (the “RSUs” and, together with the PSUs, the “Inducement Grant”). The material terms of the Naheta Employment Agreement the PSUs and the RSUs are described in the Prior Form 8-K, which is incorporated by reference herein.

The PSUs and RSUs were granted as inducement awards pursuant to the NYSE Listing Rule 303A.08 and without shareholder approval. In connection with the Inducement Grant, the Compensation Committee also approved a stand-alone Performance Stock Unit Agreement (the “PSU Agreement”) and a stand-alone Restricted Stock Unit Agreement (the “RSU Agreement”) under which the PSUs and RSUs, respectively, were granted to Mr. Naheta. The PSU Agreement and the RSU Agreement are subject to the terms of the Company’s 2021 Omnibus Incentive Plan, as if granted thereunder.

The foregoing is not a complete description of the PSU Agreement or the RSU Agreement. Each such description is qualified in its entirety by reference to the full text of the Form of PSU Agreement and the Form of RSU Agreement, as applicable, copies of which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1
Form of Performance Stock Unit Agreement by and between Bakkt Holdings, Inc. and Akshay Naheta (incorporated by reference to Exhibit 4.4 to the Registrant’s Registration Statement on Form S-8 filed with the SEC on April 18, 2025).

10.2
Form of Restricted Stock Unit Agreement by and between Bakkt Holdings, Inc. and Akshay Naheta (incorporated by reference to Exhibit 4.5 to the Registrant’s Registration Statement on Form S-8 filed with the SEC on April 18, 2025).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BAKKT HOLDINGS, INC.

	By:	/s/ Marc D'Annunzio
		Name:	Marc D’Annunzio
		Title:	General Counsel and Secretary

Dated: April 22, 2025